Exhibit 99.1

GREEN LIVING CONCEPTS INC.

PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

(Unaudited)

(Expressed in United States Dollars, except where specified otherwise)

JUNE 30, 2013

GREEN LIVING CONCEPTS INC.

PRO FORMA CONSOLIDATED BALANCE SHEET

AS AT JUNE 30, 2013

(Unaudited)

(Expressed in United States Dollars, except where specified otherwise)

Assets	Cross Environmental Services, Inc.	Green Living Concepts Inc.	Notes	Pro forma adjustments	Pro forma consolidated

Current Assets
Cash	$600,016	$293		$-	$600,309
Advances to employees	24,817	-		-	24,817
Receivables (net of allow. for bad debt)	2,719,128	-		-	2,719,128
Inventory	97,284	-		-	97,284
Cost and estimated earnings in excess
of billings on uncompleted contracts	749,540	-		-	749,540
Prepaid expenses	-	320		-	320
Total Current Assets	4,190,785	613		-	4,191,398

Fixed Assets
Property & equipment, net	2,153,666	1,853		-	2,155,519

Other Assets
Other receivables	9,268	-		-	9,268
Goodwill	1,446,855	-		-	1,446,855

Total Other Assets	1,456,123	-			-	1,456,123
Total Assets	$7,800,574	$2,466			$-	$7,803,040

Liabilities And Stockholders' Equity

Current Liabilities
Accounts payable and accrued liabilities	$967,820	$46,350		$		$1,014,170
Accounts payable - related party	-	20,000			-	20,000
Payroll taxes payable	-	982			-	982
Billings in excess of costs and
estimated earnings on uncompleted contracts	411,248	-			-	411,248
Current portion long-term debt	418,911	-			-	418,911
Total Current Liabilities	1,797,979	67,332			-	1,865,311

Long-Term Liabilities
Long-term debt, net of current portion	3,752,392				-	3,752,392
Loan from officer	234,513				-	234,513
Total Long-Term Liabilities	3,986,905	-			-	3,986,905

Stockholders' Equity
Common stock, par value $0.001 per share, 75,000,000 shares authorized
11,525,000 shares issued and outstanding		11,525	4(a)(i)		(11,525)	-

Common Stock, $1 Par Value, 100 Shares authorized
100 shares issued and outstanding	160					160

Treasury stock, 80 shares, at cost	(129,356)					(129,356)

Additional paid in capital	1,130,424	31,675	4(a)(i)	(96,541)	1,065,558

Retained earnings	1,014,462	(108,066)	4(a)(i)	108,066	1,014,462

Total Stockholders' Equity	2,015,690	(64,866)		-	1,950,824

Total Liabilities And Stockholders' Equity	$7,800,574	$2,466		$-	$7,803,040

The accompanying notes are integral part of these Pro Forma Consolidated Financial Statements.

GREEN LIVING CONCEPTS INC.

PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 2013

(Unaudited)

(Expressed in United States Dollars, except where specified otherwise)

	Cross Environmental Services, Inc.	Green Living Concepts Inc.	Notes	Pro forma adjustments		Pro forma consolidated

Revenues	$6,768,486	$16,980		$		$6,785,466
Cost of revenues	5,326,453	2,400				5,328,853
Gross profit	1,442,033	14,580				1,456,613
General and administrative expenses	1,733,077	61,215				1,794,292
Net income from operations	(291,044)	(46,635)				(337,679)
Other income (expense)
Other income (expense)	5,813	(742)				5,071
Interest expense	(78,371)	-				(78,371)
Total other income (expense)	(72,558)	(742)				(73,300)
Loss from continuing operations before nonrecurring charges or credits directly attributable to the transaction	$(363,602)	$(47,377)		$		$(410,979)
Pro forma weighted average number of shares outstanding - basic and diluted	100	8,103,356			(100)	8,103,356
Pro forma adjusted loss per share - basic and diluted						(0.05)

The accompanying notes are integral part of these Pro Forma Consolidated Financial Statements.

GREEN LIVING CONCEPTS INC.

PRO FORMA CONSOLIDATED BALANCE SHEET

AS AT DECEMBER 31, 2012

(Unaudited)

(Expressed in United States Dollars, except where specified otherwise)

Assets	Cross Environmental Services, Inc.	Green Living Concepts Inc.	Notes	Pro forma adjustments	Pro forma consolidated

Current Assets
Cash	$600,016	$2,029		$	$602,045
Advances to employees	24,817	-			24,817
Receivables (net of allow. for bad debt)	2,719,128	1,125			2,720,253
Inventory	97,284	-			97,284
Cost and estimated earnings in excess					-
of billings on uncompleted contracts	749,540	-			749,540
Prepaid expenses	-	120			120
Total Current Assets	4,190,785	3,274			4,194,059

Fixed Assets
Property & equipment, net	2,153,666	2,101			2,155,767

Other Assets
Other receivables	9,268	-			9,268
Goodwill	1,446,855	-			1,446,855
Total Other Assets	1,456,123	-			1,456,123

Total Assets	$7,800,574	$5,375		$	$7,805,949

Liabilities And Stockholders' Equity

Current Liabilities
Accounts payable and accrued liabilities	$967,820	$41,768			1,009,588
Accounts payable - related party	-	15,200			15,200
Payroll taxes payable	-	2,096			2,096
Billings in excess of costs and					-
estimated earnings on uncompleted contracts	411,248	-			411,248
Current portion long-term debt	418,911	-			418,911
Total Current Liabilities	1,797,979	59,064			1,857,043

Long-Term Liabilities
Long-term debt, net of current portion	3,752,392				3,752,392
Loan from officer	234,513				234,513
Total Long-Term Liabilities	3,986,905	-			3,986,905

Stockholders' Equity
Common stock, par value $0.001 per share, 75,000,000 shares authorized
7,000,000 shares issued and outstanding		7,000	4(a)(i)	(7,000)	-

Common Stock, $1 Par Value, 100 Shares authorized
100 shares issued and outstanding	160				160

Treasury stock, 80 shares, at cost	(129,356)				(129,356)
Additional paid in capital	1,130,424	-	4(a)(i)	(53,689)	1,076,735
Retained earnings	1,014,462	(60,689)	4(a)(i)	60,689	1,014,462
Total Stockholders' Equity	2,015,690	(53,689)		-	1,962,001

Total Liabilities And Stockholders' Equity	$7,800,574	$5,375		$-	$7,805,949

The accompanying notes are integral part of these Pro Forma Consolidated Financial Statements.

GREEN LIVING CONCEPTS INC.

PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2012

(Unaudited)

(Expressed in United States Dollars, except where specified otherwise)

	Cross Environmental Services, Inc.	Green Living Concepts Inc.	Notes	Pro forma adjustments		Pro forma consolidated

Revenues	$16,269,345	$33,105		$		$16,302,450
Cost of revenues	12,649,700	12,081				12,661,781
Gross profit	3,619,645	21,024				3,640,669
General and administrative expenses	3,588,775	52,825				3,641,600
Net income from operations	30,870	(31,801)				(931)
Other income (expense)
Other income (expense)	509,096	(492)				508,604
Interest expense	(150,883)	-				(150,883)
Total other income (expense)	358,213	(492)				357,721
Loss from continuing operations before nonrecurring charges or credits directly attributable to the transaction	$389,083	$(32,293)		$		$356,790
Pro forma weighted average number of shares outstanding - basic and diluted	100	7,000,000			(100)	7,000,000
Pro forma adjusted earnings per share - basic and diluted						0.05

The accompanying notes are integral part of these pro-forma consolidated financial statements.

1.  BASIS OF PRESENTATION

The accompanying unaudited unaudited pro forma consolidated balance sheet as at June 30, 2013 and the unaudited pro forma consolidated statements of operations for the six-month period ended June 30, 2013 and the year ended December 31, 2012 (the “Pro Forma Consolidated Financial Statements”) of Green Living Concepts Inc.  ("Green Living") have been prepared by management on the basis of United States Generally Accepted Accounting Principles (“US GAAP”) and in accordance with the rules and regulations of the United States Securities and Exchange Commission (“SEC”) from information derived from the financial statements of Green Living and the financial statements of Cross Environmental Services, Inc.  (“Cross Environmental”).  The unaudited Pro Forma Consolidated Financial Statements have been prepared for inclusion in the Form 8-K in conjunction with the proposed acquisition of 100% of the issued and outstanding capital stock of Cross Environmental (the “Acquisition”).

The unaudited pro forma consolidated balance sheet as at June 30, 2013 gives effect to the acquisition of Cross Environmental by Green Living as if it had occurred on June 30, 2013.  The unaudited pro forma consolidated statements of loss for the six months ended June 30, 2013 and for the year ended December 31, 2011 give effect to the Acquisition as if it had occurred on January 1, 2012.

Prior to the date of the Acquisition, Green Living amended its by-laws to change its fiscal year end from March 31st to December 31st.  Accordingly, all financial reports to be issued after the date of the Acquisition will use December 31st as the Company's fiscal year end.  The accompanying unaudited Pro Forma Consolidated Financial Statements have been prepared on the basis of a fiscal year ending December 31st.

The unaudited Pro Forma Consolidated Financial Statements have been derived from:

a)	the unaudited condensed interim financial statements of Green Living for six month period ended June 30, 2013
b)	the unaudited financial statements of Green Living for the twelve month period ended December 31, 2012
c)	the unaudited condensed interim financial statements of Green Living for the twelve month period ended December 31, 2011
d)	the unaudited condensed interim financial statements of Cross Environmental for six month period ended June 30, 2013
e)	the audited financial statements of Cross Environmental for the year ended December 31, 2012.

The unaudited pro forma adjustments are based on currently available information and certain assumptions that management believes are reasonable.  The unaudited Pro Forma Consolidated Financial Statements should be read in conjunction with the selected historical financial information and related financial statements and accompanying footnotes of Cross Environmental and Green Living. The unaudited Pro Forma Consolidated Financial Statements are for informational purposes only and do not purport to reflect the financial position or results of operations that would have occurred if the Acquisition had been consummated on the dates indicated above; nor do they purport to represent or be indicative of the financial position or results of operations of Green Living for any future dates or periods. Unless otherwise stated, all amounts presented in these unaudited Pro Forma Consolidated Financial Statements are in U.S. dollars.

In accordance with U.S. GAAP, the Acquisition will be accounted for as a reverse recapitalization, equivalent to the issuance of common shares by Cross Environmental for the net monetary assets of Green Living accompanied by a re-capitalization. Green Living will be the legal acquirer but, for accounting purposes, Cross Environmental will be treated as the accounting acquirer. Cross Environmental will record Green Living’s assets acquired and liabilities assumed upon the consummation of the Acquisition at fair value. The final fair values allocated to the various Green Living assets and liabilities as a result of the Acquisition will differ from those values presented in the unaudited Pro Forma Consolidated Financial Statements, and such differences could be material.

2.   SIGNIFICANT ACCOUNTING POLICIES

The accounting policies used in the preparation of these unaudited pro forma consolidated financial statements are those set out in Cross Environmental’s audited financial statements as at December 31, 2011 and Cross Environmental’s unaudited condensed interim financial statements for the six months ended June 30, 2013. Management has determined that no material adjustments are necessary to conform Green Living’s financial statements to the accounting policies used by Cross Environmental in the preparation of these Pro Forma Consolidated Financial Statements.

3.  DESCRIPTION OF THE TRANSACTION

a) Description of the Transaction

On November 1, 2013, Green Living Concepts Inc. ("Company" or "Green Living") entered into and closed an Agreement and Plan of Merger (the “Merger Agreement”), with CES Acquisitions, Inc. ("Subsidiary"), and Cross Environmental Services, Inc. (“Cross Environmental”).  Pursuant to the Merger Agreement, the Subsidiary merged into Cross Environmental, such that Cross Environmental became a wholly-owned subsidiary of the Company (the “Merger”), and the Company issued 35,000,000 shares of the Company’s common stock to the shareholders of Cross Environmental (the “Acquisition Shares”), representing approximately 75.2% of the Company’s aggregate issued and outstanding common stock following the closing of the Merger Agreement.

As a result of the shareholders of Cross Environmental having a controlling interest in Green Living subsequent to the Acquisition, for accounting purposes the transaction constitutes a reverse recapitalization with Cross Environmental being the accounting acquirer even though legally Cross Environmental is the acquiree. Therefore, the net assets of the Green Living are recorded at fair value at the date of the transaction. No goodwill is recorded with respect to the transaction as it does not constitute a business combination.

The fair value of the assets and liabilities of Green Living as at June 30, 2013 are as follows:

Cash	$293
Prepaid expenses	320
Property and equipment	1,853
Accounts payable	(66,350)
Payroll taxes payable	(982)
(64,866)

4.  PRO FORMA ASSUMPTIONS AND ADJUSTMENTS

The unaudited Pro Forma Consolidated Financial Statements are presented as if all shares of Cross Environmental have been exchanged for Green Living common shares at the date of the Acquisition

a)

The unaudited pro forma consolidated balance sheet as at June 30, 2013 reflects the following adjustment, which is directly attributable to the Acquisition, as if the Acquisition had occurred on June 30, 2013:

i)

To eliminate the book value of Green Living’s equity accounts and to adjust outstanding common shares to their par value.

b)

The unaudited pro forma consolidated statement of operations for the six months ended June 30, 2013 and the year ended December 31, 2012 is prepared as if the Acquisition had occurred on January 1, 2012. The Company does not anticipate any income or expense adjustments directly attributable to the Acquisition.

5.  PRO FORMA COMMON STOCK

Pro forma common stock as at June 30, 2013 has been determined as follows:

	June 30, 2013
	Common Shares	Amount ($)
Common stock of Cross Environmental at June 30, 2013	100	160
Adjustment to par value	11,249,900	-
Pro forma common stock at June 30, 2013	11,250,000	160

6.  PRO FORMA INCOME/(LOSS) PER SHARE

Pro forma income/(loss) per share has been determined as follows:

	Six months ended June 30, 2013	Year ended December 31, 2012
Weighted average number of Cross Environmental common shares	100	100
Deemed shares held by Green Living shareholders	11,249,900	6,999,900
Pro forma weighted average number of shares outstanding - basic and diluted	8,103,356	7,000,000
Pro forma adjusted net income/(loss)	$(0.05)	$0.05
Pro forma adjusted earnings/(loss) per share - basic and diluted	$(0.05)	$0.05